                                                                   Exhibit 10.1
                                                                   Confidential
                                                            Reg.# 1268, Copy #1

                                    LICENSE
                          FOR THE RIGHT OF SUBSOIL USE

series KMN        round seal          number  00681          type of license NE

ISSUED   TO    Open Joint Stock Company
               ----------------------------------------------------------------
               "Khantymansiyskneftegasgeologia"
-------------------------------------------------------------------------------
               (business operating entity -holder of this license)

REPRESENTED BY Pershin Alexander Pavlovitch, the General Director
               ----------------------------------------------------------------
               (full name of the person representing business operating entity)

FOR THE PURPOSE OF AND FOR THE FOLLOWING TYPES OF OPERATIONS: oil and gas production within KAMENNOYE licensed area (Eastern part) of Krasnoleninskoye oil-gas and condensate field

SUBSOIL PLOT IS LOCATED in Khanty-Mansiysk and Oktiabrskiy district of Khanty Mansiysk Autonomous Okrug, Tuymen Region
-------------------------------------------------------------------------------
                   (name of district, region, area, republic)

DESCRIPTION OF THE BOUNDARIES OF THE SUBSOIL PLOT, COORDINATES OF THE ANGLE POINTS, THE COPIES OF THE SURVEY PLANS AND CROSS - SECTIONS, ETC., ARE ATTACHED IN ANNEXES NO. 1,2.
          (# of Annex)

THE RIGHT FOR USE OF LAND PLOTS RECEIVED FROM

-------------------------------------------------------------------------------
     (name of the body, issuing permission, number and date of resolution)

THE COPIES OF THE DOCUMENTS AND THE DESCRIPTION OF A LAND PLOT ARE ATTACHED IN ANNEX
-------------------------------------------------------------------------------
                       (number of Annex, number of pages)

SUBSOIL PLOT HAS THE STATUS OF              subsoil allotment
                               ------------------------------------------------
                                     (geological or subsoil allotment)

THE EXPIRATION DATE OF THIS LICENSE                  06/03/2013

                          Khanty-Mansiysk Autonomous Okrug
                          Committee for natural resources
                          Territorial Fund of geological information
                          REGISTERED
                          December 2, 1997
                          In the registrar No.KMN 00681-NE
                                            Square seal

THE FOLLOWING DOCUMENTS ARE THE INTEGRAL PARTS OF THIS LICENSE:

1. License Agreement on oil and gas production within Kamennoye licensed area (Eastern part) of Krasnoleninskoye oil gas and condensate field - 19 pages
-------------------------------------------------------------------------------
                           (document, number of pages)

2. Topographic Plan of Kamennoye (Eastern part) licensed area of
Krasnoleninskoye oil gas and condensate field - 1 page
-------------------------------------------------------------------------------

3. Certificate of angle coordinates of Kamennoye licensed area of
Krasnoleninskoye field (Eastern part) - 1 page
-------------------------------------------------------------------------------

4. Agreement on major principles of relations between "Yugraneft" and "Khantymansiyskneftegasgeologia" concerning exploration, development and operation of Eastern part of Kamennoye field dated April 29, 1993 - 1 page
-------------------------------------------------------------------------------

AUTHORIZED REPRESENTATIVE OF THE MINISTRY OF               AUTHORIZED REPRESENTATIVE OF THE STATE BODY OF
NATURAL RESOURCES                                          THE SUBJECT OF FEDERATION
Chairman of the Committee of Natural Resources             Head of the Administration of Khanty-Mansiysk
----------------------------------------------             ----------------------------------------------
Khanty-Mansiysk Autonomous Okrug                           Autonomous Okrug
----------------------------------------------             ----------------------------------------------

Sergeeva Nadezhda Alexandrovna                             Filipenko Alexander Vasilievich
----------------------------------------------             ----------------------------------------------

Round seal                                                 Round seal
Signature, date 11/13/97                                   Signature, date 11/17/97

              MANAGEMENT OF THE ENTERPRISE-HOLDER OF THIS LICENSE:
               Pershin Alexander Pavlovitch, the General Director
                       OJSC Khantymansiyskneftegasgeologia

                                   Round seal
                            Signature, date 11/12/97

                                                                  Addendum No.1
                                                     To License KMN No 00681 NE

                                LICENSE AGREEMENT
                            ON OIL AND GAS PRODUCTION
                   IN KAMENNOYE (EASTERN PART) LICENSED AREA,
                    KRASNOLENINSKI OIL-GAS CONDENSATE FIELD
                     WITHIN KHANTY-MANSIYSK AUTONOMOUS AREA

                                    PREAMBLE

         This License Agreement (hereinafter referred to as the "Agreement") was executed in furtherance of the License Agreement of September 18, 1996 (License KMN No 00373 NE) between the Ministry of Natural Resources of the Russian Federation (hereinafter referred to as the Ministry) acting as a federal authority for the management of state-owned subsoil, the executive authority of the Khanty-Mansi Autonomous Area represented by the Administration of the Khanty-Mansi Autonomous Area (hereinafter referred to as the Administration), on the one hand, and Open Joint Stock Company Khantymansiyskneftegazgeologia (hereinafter referred to as OJSC KMNGG) registered by the Administration of the Khanty-Mansiysk Autonomous Area, registration No.217 of June 24, 1996, on the other hand.

         This Agreement shall supersede and terminate original Addendum No.1 "License Agreement..." and Addendum No. 3 "Angular Coordinates" to License KMN No 00394 NE and form an integral part of License KMN 00 ___ NE issued on _______ ____, 199 .

         The License shall be renewed pursuant to Article 17-1 of the Federal Law "On Subsoil" following the change of the company name from Open-End Joint Stock Company Khantymansiyskneftegazgeologia to Open Joint Stock Company "Khantymansiyskneftegazgeologia under the Law "On Joint Stock Companies".

         The Parties agreed as follows:

                             ARTICLE 1. DEFINITIONS

         1.1. Unless otherwise expressly specified in this Agreement words used in singular include plural and words used in plural shall include singular.

         1.2. The Parties agreed upon the following meaning of the terms given below:

         BUDGET shall mean a document reflecting itemized earnings and expenditures of OJSC KMNGG Oil Operations over a Calendar Year.

         CALENDAR YEAR shall mean a Gregorian year beginning from the date of incorporation and ending on December 31 of the same year. Subsequent years shall start on January 1 and end on December 31.

         COMMERCIAL DISCOVERY shall mean one or more fields or accumulations within the Licensed Area collectively or individually scheduled for commercial operation.

         OIL FIELD shall mean a subsoil accumulation of hydrocarbon deposits in one or several collecting reservoirs or horizons located one under another and considered as a whole for the purposes of efficient development.

         ROYALTY shall mean a charge for subsoil use.

         DEPOSIT shall mean a subsoil accumulation of hydrocarbons within the same collecting basin.

         OIL OPERATIONS shall mean any operations pertaining to exploration, construction, development of an oil field, production, transportation, storage and distribution of Hydrocarbons and any other works relating to operations contemplated hereunder.

         AUTHORITIES shall mean the Ministry of Natural Resources of the Russian Federation or its regional branch and the Administration of the Khanty-Mansiysk Autonomous Area authorized to regulate the use of subsoil pursuant to the Law of the Russian Federation "On Subsoil".

         PROGRAM shall mean a document describing a detailed scope of works under all types of the Oil Operations to be performed by OJSC KMNGG during a Calendar Year.

         AGREEMENT shall mean this Agreement and all addenda forming its integral part including any amendment, addition, substitution etc. which may be made further upon approval by the Parties.

         PRODUCTION AREA shall mean a part of the Licensed Area allocated to OJSC KMNGG to organize production of the oil field, which has a commercial definition.

         LICENSED AREA shall mean an area specified in Article 2 hereof located within the boundaries and described in detail in Article 3 where the Authorities shall grant OJSC KMNGG an exclusive right of oil and gas exploration and production.

         HYDROCARBONS (HC) shall mean an aggregate of solid, liquid and/or gaseous hydrocarbons and all other associated and co-produced substances including but not limited to Crude Oil, Natural and Associated Gas, Condensate and their products.

         CONDENSATE shall mean a natural mixture of light hydrocarbon compounds (C5 and higher) separated or extracted from Natural Gas in a liquid state.

         ASSOCIATED GAS shall mean gaseous hydrocarbons produced together with Crude Oil.

         NATURAL GAS shall mean hydrocarbons in gaseous state in the atmospheric environment at normal temperature and pressure as well as nitrogen, hydrogen sulfide, helium and other gases.

         CRUDE OIL shall mean a mixture of hydrocarbons and any associated substances extracted from wells in liquid state at atmospheric pressure as well as bitumen, ozocerite and condensate obtained from Natural Gas.

         SUBSOIL ALLOTMENT shall mean a geometrized subsoil block granted to a subsoil user under a license for the development of mineral resources.

         GEOLOGICAL ALLOTMENT shall mean a subsoil area granted to a subsoil user under a license for geological prospecting without any material infringement of its integrity.

         PLANNED CAPACITY shall mean output by year.

         ATTAINING PLANNED CAPACITY shall mean the commencement of a field development subject to approved levels of oil and gas production.

         CCD shall mean the Central Commission for the Development of Oil and Gas Deposits of the Ministry of Fuel and Energy of the Russian Federation.

         SER shall mean the State Examination of Mineral Resources of the Russian Federation.

         RRC shall mean the Regional Reserves Commission.

         RCDD shall mean the Regional Commission for the Development of Deposits.

         CCR oil shall mean the Central Commission of the Russian Ministry of Natural Resources responsible for state expertise of oil, natural gas and gas condensate reserves.

                         ARTICLE 2. SUBJECT OF AGREEMENT

         2.1. This Agreement shall set forth terms and conditions of oil and gas production (including exploration) within the Licensed Area.

         2.2. The Agreement shall form an integral part of the License for subsoil use of the Kamennoye (Eastern Part) Licensed Area within the Krasnoleninski oil-gas condensate field renewed for OJSC KMNGG and specify basic terms of subsoil use to produce oil and gas (including exploration thereof) within the territory assigned the status of a Subsoil Allotment limited by the depth of the weathering crust designated on the topographical plan by angular points with coordinates given in the table below:

--------- ----------------- ------------------ ----------------- ------------------ ---------------------
  No.      Latitude north    Longitude east          No.          Latitude north       Longitude east
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   1          61 12 00          67 06 00              11             61 45 00             67 35 00
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   2          61 09 00          67 06 00              12             61 45 00             67 28 00
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   3          61 09 00          67 36 00        13 (well 599)       61 41 51 35         67 27 05 75
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   4          61 18 00          67 36 00         14 (well 22)       61 39 10 18         67 26 40 68
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   5          61 18 00          67 42 00         15 (well 5)        61 32 35 97         67 27 01 22
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   6          61 30 00          67 42 00         16 (well 62)       61 27 21 52         67 29 00 78
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   7          61 30 00          67 39 00         17 (well 50)       61 21 08 32         67 29 52 14
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   8          61 39 00          67 39 00        18 (well 117)       61 17 11 94         67 24 01 95
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   9          61 40 00          67 36 00        19 (well 143)       61 14 01 56         67 14 33 39
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   10         61 42 00          67 34 00
--------- ----------------- ------------------ ----------------- ------------------ ---------------------

2.3. The development of the KAMENNOYE Licensed Area (eastern part) of the Krasnoleninski oil-gas and condensate field shall be coordinated by OJSC Condpetroleum (referred to as PA "Krasnoleninskneftegaz" in the original license agreement).

         The interface between OJSC KMNGG and OJSC Condpetroleum shall be as specified in Act No.120 dated April 17, 1992 of the Administration of the Khanty-Mansiysk Autonomous Area and run along the line of wells
599-22-5-62-50-117-143 (the interface certificate of July 3, 1996 kept in the license file).

                   ARTICLE 3. DESCRIPTION OF THE LICENSED AREA

         3.1. The size of the Licensed Area shall be 876 sq km.

         3.2. The Licensed Area shall include the Kamennoye area (eastern part) of the Krasnoleninski oil-gas condensate field within the Khanty-Mansiysk and Oktyabrski Districts and the adjacent territory outlined under Article 2.2 hereof.

         3.3. As of February 20, 1996, the License Area comprised 3 ancestral plots (owned by N.N. Plesovskikh, A.V. Mikurov and V.I. Slinkin) located in the Khanty-Mansiysk District and as of September 3, 1997 1 ancestral plot (owned by A.B. Palyanova) located in the Oktyabrski District.

         3.4. The Licensed Area shall require additional exploration within the framework of the Exploration Project approved by Protocol No. 1722 of the Central Commission for the Development of Oil and Gas Deposits dated July 6, 1994.

                     ARTICLE 4. AUTHORIZATION OF OPERATIONS
                       AND DISPOSAL OF EXTRACTED RESOURCES

          4.1. OJSC KMNGG shall be authorized to perform exploration, construction, development, production and distribution of products extracted in the Licensed Area and other works required to attain the objectives of this Agreement.

         4.2. Under this Agreement and applicable law of the Russian Federation and regulations of the Khanty-Mansiysk Autonomous Area the license holder (OJSC KMNGG) shall be granted the title for the volume of produced hydrocarbons specified in a bilateral acceptance certificate at the time the volume of output is determined by meters.

         The output shall be recorded by meters installed at the end point of the product release from the Licensed Area (such meters shall comply with requirements for commercial meters).

         4.3. The entire stock of wells drilled in the Kamennoye field shall be delivered to the license holder (OJSC KMNGG) pursuant to the Regulations for the Delivery and Operation of Deep Oil and Gas Wells Drilled at the Cost of the Federal Budget and Reflected on Balance Sheets of State-Owned Survey Entities approved by the Committee for Subsoil of the Russian Federation (on March 27, 1995), State Committee for the Management of State Property of the Russian Federation (on August 7, 1995), State Mining Safety Inspection (on April 1, 1995) and the Ministry of Fuel and Energy of the Russian Federation and registered by the Ministry of Justice of the Russian Federation under No. 953 on September 25, 1995 within the period specified in this Regulation.

         Any wells abandoned or scheduled for abandonment within the Licensed Area [Illegible] funded from the federal budget (including the mineral replacement tax rates) shall be delivered to OJSC KMNGG (license holder) to exercise supervision of their condition.

                                ARTICLE 5. TITLE

         5.1. OJSC KMNGG may own, manage and dispose of the assets acquired by OJSC KMNGG from its profit and obtained credits as provided for by applicable civil law. The owner shall be entitled to manage such assets at his discretion provided it complies with applicable laws and regulations and does not infringe on legal interests of third parties.

         5.2. Provisions of Article 5.1. shall not apply to assets owned by third parties or leased by OJSC KMNGG.

                      ARTICLE 6. GEOLOGICAL SUBSOIL DATA

         Initial data and results of its processing shall include those funded by the government and by OJSC KMNGG.

         The title for geological and other subsoil data shall be protected as provided for by applicable law of the Russian Federation.

         6.1. Under article 27 of the Law "On Subsoil" any information acquired with state funds shall be deemed the property of the State. The Authorities shall cause the disclosure to OJSC KMNGG of geological data available in regional and district geological and geophysical databases in compliance with the Regulations for Storage, Use and Disclosure of Subsoil Data Funded by the State" dated November 15, 1994, No. 61/2952, approved by the Committee for Subsoil of the Russian Federation and the Administration of the Khanty-Mansiysk Autonomous Area.

         6.2. Additional subsoil data on the Licensed Area not included in the mandatory list compiled pursuant to approved industry instructions and regulations shall be acquired by OJSC KMNGG under direct agreements with data producers in compliance with applicable law.

         Information on executed transactions shall within 10 days be forwarded to the regional branch of the Ministry of Natural Resources to be registered on a confidential basis.

         6.3. Subsoil data and results of its processing funded by OJSC KMNGG shall be deemed the property of OJSC KMNGG.

         OJSC KMNGG shall provide the Authorities with such data free of charge in the format and within time limits established by the Authorities, and shall specify the terms of its use.

         6.4. For the purpose of production or research OJSC KMNGG may use 50% of the core material sawn axially lengthwise. The remaining core shall be deemed state-owned national wealth and shall be kept by the enterprise according to applicable standards.

         If the Authorities decide to collect core materials OJSC KMNGG shall pass the core to the Authorities free of charge.

                           ARTICLE 7. TERM OF VALIDITY

         7.1. Provisions of this Agreement shall come into effect on the date of registration of the renewed License.

         7.2. This Agreement shall become effective on the date of registration of renewed License KMN No ___________ NE under the Law of the Russian Federation "On Subsoil" and terminate on June 3, 2013 concurrently with the expiration of original License KMN No 00029 NE.

         OJSC KMNGG may apply for the extension of the term hereof and the Authorities may grant such extension according to the approved development Program provided OJSC KMNGG performs the approved Program of Operations as required by the Law of the Russian Federation "On Subsoil".

         7.3. OJSC KMNGG may at any time terminate this Agreement on a ninety
(90) days written notice to the Authorities. Such termination shall not release OJSC KMNGG from its outstanding obligations under this Agreement to be fulfilled prior to delivery of the acknowledgment of its termination.

         The Authorities may at any time suspend or terminate this Agreement by a written notice to OJSC KMNGG if OJSC KMNGG fails to comply with decisive conditions under articles 20, 21 and 23 of the Law "On Subsoil", articles 28 and 29 Law "On the Use of Subsoil" of the Khanty-Mansiysk Autonomous Area,
article 15 of the Regulations for Licensing the Use of Subsoil and the Regulations for the Use of Subsoil in the Khanty-Mansiysk Autonomous Area, namely upon occurrence of any of the following events:

          -    OJSC KMNGG bankruptcy;

          - failure to comply with the "Requirements to and Special Conditions of Environmental Safety During the Development of Oil, Gas and Other Mineral Deposits in the Khanty-Mansiysk Autonomous Area issued by the Committee for Environment Protection and Natural Resources of the Khanty-Mansiysk Autonomous Area";

          - failure to comply with established terms and schedule of payments for subsoil use under applicable tax law. Each payment shall be deemed made on the date the payment order is received;

          - development of the field in violation of the technology provided for by the Project resulting in excessive losses of subsoil raw materials compared with established standards;

          - violation of terms, and systematic violation of schedules and volumes of providing the Authorities with data specified herein;

          - failure to conclude socio-economic agreements with the owners of ancestral lands located in the Licensed Area within periods specified herein;

          - lack or inoperativeness of well measuring equipment except during regular maintenance, repair or replacement within prescribed time limits or lack of control over the level of field production.

         If this Agreement is terminated upon occurrence of any event described above, OJSC KMNGG shall have at least a ninety (90) days notice.

         OJSC KMNGG may relinquish the Licensed Area and terminate this Agreement upon at least three months notice to the Authorities. In such case OJSC KMNGG shall pay all outstanding debts and make all wells and other facilities technically safe as required by the Authorities (undertaking conservation, dismantling, etc.). Upon signing a statement of the safety of all facilities OJSC KMNGG shall be exempt from all payments.

                      ARTICLE 8. UNDERTAKINGS OF OJSC KMNGG

         8.1. OJSC KMNGG shall perform all works in compliance with subsoil, environmental and other laws and regulations of the Russian Federation, legal acts and regulations of the Khanty-Mansiysk Autonomous Area enacted under Russian law and applicable in the territory of the Khanty-Mansiysk Autonomous Area.

         8.2. OJSC KMNGG shall develop the Licensed Area according to project specifications duly approved by the RCDD (CCD).

         8.3. OJSC KMNGG shall provide required funding and procure or lease all types of equipment and materials required for operations specified in the annual Program and Budget.

         8.4. OJSC KMNGG shall bear full responsibility for the preparation and efficient implementation of the annual Program and Budget.

         8.5. When selecting contractors and subcontractors to supply machinery, equipment and materials OJSC KMNGG shall give preference to Russian vendors provided they are competitive (in terms of quality, terms and warranties of timely delivery, prices, timely fulfillment etc.).

         When selecting contractors and subcontractors to perform operations and services in the Licensed Area OJSC KMNGG shall give preference to business entities incorporated and operating in the Khanty-Mansiysk Autonomous Area.

         8.6. OJSC KMNGG undertakes to perform all operations in a safe and proper way according to applicable rules and requirements, and produce, to the extent practicable, minimal adverse impact on environment, including inter alia air, bodies of water, flora and fauna, other natural resources and property.

         In case of failures, accidents or other emergencies OJSC KMNGG shall take all possible steps to cope with the emergency, protect human lives and property, prevent and rectify damage and its consequences to natural resources, environment and people's health.

         8.7. By October 1, 1998 OJSC KMNGG shall conduct an ecological base line study within the Licensed Area and by January 1, 1999 submit to Khantymansiyskgeolcom and the Committee for Environment Protection and Natural Resources of the Khanty-Mansiysk Autonomous Area an approved Program of ecological improvement of the Licensed Area subject to annual revisions and including a schedule (month and year) of specifications to be kept in the license file.

         OJSC KMNGG shall perform its operations in compliance with article 45 of the Russian Law "On Environment Protection", established discharge and release standards or temporarily agreed-on hazardous discharge and release standards.

         8.8. OJSC KMNGG shall not install production facilities on the territory of the State Reserve, "Yelizarovsky".

         8.9. OJSC KMNGG shall meet the conditions of safe operation set forth in the project specifications and approved by the State Mining Safety Inspection.

         8.10. Upon deciding on conservation (abandonment) of a mineral retrieval or a subsoil section or the licensed block the subsoil user shall within 3 weeks present for review and comment the Terms of Reference relating to the conservation (abandonment) and reclamation thereof to the regional branch of the State Mining Safety Inspection, Committee for Land Resources and Land Management and Committee for Environment Protection and Natural Resources.

         The Terms of Reference shall be subject to approval by the Authorities.

         Upon approval of the Terms of Reference the subsoil user shall develop the Plan of conservation (abandonment) of a working or a subsoil section or a licensed block and reclamation thereof to be agreed upon with the regional branch of the State Mining Safety Inspection, Committee for Land Resources and Land Management and Committee for Environment Protection and Natural Resources and approved by the Authorities.

         Such abandonment and conservation operations shall be performed in compliance with and within the periods specified in the Plan and article 26 of the Russian Law "On Subsoil".

         8.11. OJSC KMNGG shall comply with the terms of economic agreements executed with owners of ancestral lands located within the Licensed Area.

         8.12. OJSC KMNGG shall perform construction according to specifications approved by the State Ecological Expertise.

         8.13. OJSC KMNGG shall operate in compliance with the Russian Law "On Protection and Use of Historical and Cultural Monuments" and include in the Project archaeological examination and indemnification for destruction of or damage to historical and cultural monuments.

         8.14. Relations between OJSC KMNGG and the Administrations of the Khanty-Mansiysk and Oktyabrski Districts shall be conducted on the basis of socio-economic agreements concluded at the time of the License issue and thereafter by the common Act of the Administration of the Khanty-Mansiysk Autonomous Area and the Committee for Subsoil of the Russian Federation No. 284/20 dated August 7, 1996, to be renewed every three years.

         The socio-economic agreements shall be submitted to Khantymansiyskgeolcom and the Administration of the Autonomous Area to be kept in the license file.

         8.15. Exploration, development and exploitation by OJSC KMNGG of the eastern part of the KAMENNOYE field shall be guided by the Agreement for the Concept of Relations between ANK Yugraneft and GGP
Khantymansiyskneftegazheologia dated April 29, 1993 forming an integral part of the License.

         8.16. The Parties agreed to revise and adjust certain provisions of the Agreement according to the schedule given below:

          -    production levels - annually upon receipt of the RCDD
               (CCD) Protocol;

          - exploration scope - annually upon review of exploration plans;

          - oil recovery factor - upon approval of reserves by the SER and CCRoil.

                         ARTICLE 9. RIGHTS OF OJSC KMNGG

         9.1. Upon consultation with the Authorities OJSC KMNGG may suspend the field development in conformity with applicable industry regulations and standards. The period of such suspension shall be included in term of the License validity.

         9.2. OJSC KMNGG shall enjoy free use of any samples (core), seismic tapes, results of a geophysical prospecting of wells and any other documents prepared during operations hereunder and submit such materials for processing, analysis and reviewing to any entities including foreign entities pursuant to applicable law of the Russian Federation.

         9.3. Within the Licensed Area OJSC KMNGG may be licensed for the production of wide-spread natural resources in particular clay, sand, limestone, gypsum and other similar materials which may be required for the Oil Operations provided payment of fees and taxes imposed under applicable law.

         9.4. Within the Licensed Area OJSC KMNGG may drill water wells under a duly issued license for subsurface water production and use water resources for its operations provided compliance with applicable regulations and payment of charges collected under law of the Russian Federation.

         9.5. To enable required operations OJSC KMNGG may use land plots and infrastructure facilities (motor and rail roads, communication lines, public health centers, cultural facilities etc.) on generally accepted terms making appropriate payments at applicable or specially agreed upon rates.

         9.6. Land claims required for operations under License KMN No____________ NE shall be satisfied based on the Land Law and duly approved project documents.

                              ARTICLE 10. REPORTING

         10.1. OJSC KMNGG, on request, shall provide the Authorities with access to all original documents pertaining to its operations within the Licensed Area including but not limited to geological, geophysical and geological engineering, well construction, field development reports, financial and accounting records etc. (which list shall not be deemed exhaustive) as required by applicable Federal Law, legal acts and regulations of the Khanty-Mansiysk Autonomous Area and this Agreement.

         10.2. Annually by March 1 of each year OJSC KMNGG shall present to the Authorities an annual license agreement progress report in the format and manner specified in the Act "On Reporting on the Compliance with Subsoil Use Regulations" No. 142-171 adopted by the Committee for Geology and Subsoil Use and the Administration of the Khanty-Mansiysk Autonomous Area on July 15-20, 1994.

         Upon consultations with OJSC KMNGG, the Authorities shall specify the formats, contents and frequency of additional reports to be submitted by OJSC KMNGG.

         The Authorities guarantee confidentiality of received information.

         10.3. OJSC KMNGG shall within one month inform the Authorities of any discovery of oil and gas deposits within the Licensed Area and provide all data pertaining to such deposits.

         10.4. The Authorities may audit any Oil Operations and therefore supervise all operation stages and be represented at well testing and other types of operations.

           ARTICLE 11. SUBJECTS OF LICENSING AND HYDROCARBON RESERVES

         11.1. The License shall cover the following deposits:

------------------------------------------------------------------ --------------------------------------
                    Deposit stratigraphic ID                              Deposit cadaster number
------------------------------------ ----------------------------- --------------------------------------
in   State   Balance   of   Mineral          in cadaster
Reserves
------------------------------------ ----------------------------- --------------------------------------
VK01 KAMEN                                    VK01 SOUTH                           18790
------------------------------------ ----------------------------- --------------------------------------
VK03 KAMEN                                 VK03 NORTH-EAST                         45100
------------------------------------ ----------------------------- --------------------------------------
VK02 KAMEN                                 VK02 NORTH-EAST                         41230
------------------------------------ ----------------------------- --------------------------------------
VK02 KAMEN                                   VK02 CENTRAL                          45030
------------------------------------ ----------------------------- --------------------------------------
BK02 KAMEN                                 VK02 SOUTH-EAST                         50710
------------------------------------ ----------------------------- --------------------------------------
VK02 KAMEN                                    VK02 EAST                            50720
------------------------------------ ----------------------------- --------------------------------------
VK02 KAMEN                                    VK02 SOUTH                           45050
------------------------------------ ----------------------------- --------------------------------------
VK03 KAMEN                                    VK03 EAST                            45120
------------------------------------ ----------------------------- --------------------------------------
VK03 KAMEN                                    VK03 NORTH                           45080
------------------------------------ ----------------------------- --------------------------------------
Uoo KAMEN                                      Uoo EAST                            45130
------------------------------------ ----------------------------- --------------------------------------
U2-3, site 143 and 103                            -                                  -
------------------------------------ ----------------------------- --------------------------------------
BASAL. FORM. KAMEN                             U10 EAST                            50740
------------------------------------ ----------------------------- --------------------------------------
WEATH. CRUST KAMEN                         WEATHERING CRUST                        30570
------------------------------------ ----------------------------- --------------------------------------
BASAL. FORM. KAMEN                            U10 SOUTH                            41210
------------------------------------ ----------------------------- --------------------------------------

         11.2. Hydrocarbon reserves in the Kamennoye Licensed area as stated in the State Balance of Mineral Reserves (Issue VI, OIL, Volume 6, West Siberia, Khanty-Mansiysk Autonomous Area, Moscow, 1996) as of January 1, 1997 are given in the table below:

----------------------------------- --------------- ----------------------------------------
               DESCRIPTION           CATEGORY OF                        TOTAL
                                       RESERVES
----------------------------------- --------------- -------------- ------------ ------------
                                                         OIL           GAS
----------------------------------- --------------- -------------- ------------ ------------
Geological reserves:                      C1           280916         3779
  oil, thousand t                         C2           206279         4023
  gas, mln cu m                        C1 + C2         487195         7802
  condensate, thousand t
----------------------------------- --------------- -------------- ------------ ------------
Recoverable reserves:                     C1            79466         3779
  oil, thousand t                         C2            43615         4023
  gas, mln cu m                        C1 + C2         123081         7802
  condensate, thousand t
----------------------------------- --------------- -------------- ------------ ------------
Oil recovery factor,                                    0.25
fractional
----------------------------------- --------------- -------------- ------------ ------------

         11.3. By August 1, 1998, OJSC KMNGG shall submit to the RRC and the SER an estimate of reserves within the Licensed Area.

                       ARTICLE 12. GEOLOGICAL EXPLORATION

         12.1. As of July 1, 1997 the Licensed Area accommodated 56 prospecting boreholes.

         12.2. Based on a dedicated geological model and approved estimates OJSC KMNGG shall develop a dynamic model and by January 1, 1999 prepare and submit to the Authorities the Technology of the Kamennoye Field (Eastern
Part) Development. In 2000 OJSC KMNGG shall submit an oil recovery enhancement technology to be approved by the CCD of the Russian Ministry of Fuel and Energy.

         12.3. In 1998 OJSC KMNGG shall perform a detailed seismic survey (3D), re-processing of available seismic data and develop a dedicated geological model to be approved by the RRC in 1998.

         12.4. The 1997-1999 operations contemplated by the Pilot Operation Project specify the drilling of 2 wells to additional exploration of the deposits.

         12.5. OJSC KMNGG shall reprocess and reinterpret all original geological and geophysical data with due regard for any data of the Kamennoye field 3D seismic survey and additional data on the deposits geological and production characteristics obtained during Pilot Operation.

         12.6. OJSC KMNGG shall be entitled to develop new deposits discovered within the Licensed Area subject to applicable depth limits. Within one year of a new deposit discovery appropriate amendments must be made to relevant articles of this Agreement.

         12.7. Should the OJSC KMNGG operations in the Licensed Area prove that a deposit under development or exploration spreads into adjacent areas not licensed to other entities, the Authorities at the subsoil user request shall either expand the Licensed Area or issue a new license for the adjacent area under applicable law of the Russian Federation or declare a tender.

                         ARTICLE 13. TAXES AND PAYMENTS

         13.1. OJSC KMNGG shall make all payments provided for by applicable Russian law and regulations of the Khanty-Mansiysk Autonomous Area adopted thereunder.

         13.2. The license holder shall make regular payments specified in applicable tax law of the Russian Federation, i.e.:

          - royalty - six (6) per cent of the product value and production losses in excess of standards specified in annual mining plans approved by the State Mining Safety Inspection.

         Land tax shall be assessed as provided for in the Law "On Land Tax" of the Russian Federation.

         13.3. OJSC KMNGG shall make payments referred to in Article 13.2 above in roubles or extracted products, the form of such payment to be approved by the Administration of the Khanty-Mansiysk Autonomous Area by November 1 of the year preceding the year of planning.

                         ARTICLE 14. OIL AND GAS PRICES

         14.1. In the event the Licensed Area yields products of a considerably different quality prices shall be fixed separately for each product type (oil, gas, etc.) and grade (quality).

                 ARTICLE 15. RECORDING OF PRODUCED HYDROCARBONS

         15.1. The gross volume of mineral resources extracted by the Licensed Area shall be recorded by the license holder and reflected in accounts as specified by applicable law.

         15.2. OJSC KMNGG shall record the volumes and quantity of extracted Hydrocarbons by methods and meters meeting applicable standards.

         15.3. The Authorities shall may inspect installed meters and control recording methods and results.

         15.4. OJSC KMNGG shall records and control hydrocarbons production at all licensed sites listed in Article 11 unless developed as a single occurrence.

         15.5. OJSC KMNGG shall equip each producing and injection well with meters enabling daily recording of the outflow rate of producing wells and injectability of injection wells.

         15.6. OJSC KMNGG shall take precise measurements of and log each producing well's outflow rate and each injection well's injectability capacity at least once a week, with a compulsory registration of the obtained data. The frequency of such measurements may be further adjusted subject to actual productivity.

         15.7. At least once a week OJSC KMNGG shall provide for precise recording of water cutting of each producing well's product. The frequency of such recording may be further adjusted.

         15.8. Development and control over development of the Licensed Area and licensed deposits shall be performed in accordance with the Regulations for the Development of Oil and Gas-and-Oil Fields, laws and regulations of the Russian Federation and the Khanty-Mansiysk Autonomous Area.

                     ARTCILE 16. NATURAL AND ASSOCIATED GAS

         16.1. In the event of a discovery of Natural Gas deposits OJSC KMNGG shall upon proper exploration and consultations with the Authorities determine the Commercial nature of the discovery. Should the discovery be declared Commercial all provisions of this Agreement shall apply.

         In such case OJSC KMNGG may be granted other special concessions provided they are justified by particular conditions of the Natural Gas deposit exploitation.

         If it is necessary to determine the quality of Natural Gas for production sharing and cost recovery purposes, then it shall be assumed that 1,150 cu m of gas are equivalent to 1 t of oil.

         This convention may be adjusted after the discovery of the Natural Gas Field subject to actual quality and composition of Natural Gas.

         16.2. The portion of Associated and Natural Gas neither intended for sale nor included in the product utilized in the Oil Operations shall be efficiently used to enhance the Crude Oil production through injection of the gas into the stratum. The flaring of Associated and Natural Gas shall comply with reasonable standards approved by the Authorities, the State Mining Safety Inspection and the Regional Committee for Environment Protection and Natural Resources.

                    ARTICLE 17. OIL AND GAS PRODUCTION LEVELS

         17.1. OJSC KMNGG shall maintain the oil and gas production levels specified in Protocol No. 2148 dated May 22, 1997 of the Central Commission for the Development of Oil and Gas-and-Oil Fields of the Russian Ministry of Fuel and Energy and approved by the Oil and Gas Committee of the Administration of the Khanty-Mansiysk Autonomous Area.

------------- ------------- ------------------------------------------------ -------------- -------------
    YEAR      SITE                         PRODUCTION LEVEL                  Oil recovery       Gas
                                                                                factor      utilization,
                                                                              (current),         %
                                                                              fractional
------------- ------------- ------------- ----------------- ---------------- -------------- -------------
                                oil,            gas,          condensate,
                             thousand t       mln cu m        thousand t
------------- ------------- ------------- ----------------- ---------------- -------------- -------------
    1997      K.V. bas.         46.2            9.9                              0.002           5
    1998      K.V. bas.         58.9           12.7                              0.003           10
------------- ------------- ------------- ----------------- ---------------- -------------- -------------
------------- ------------- ------------- ----------------- ---------------- -------------- -------------


         17.2. Hydrocarbons extraction during the exploration shall not exceed 5% of total recoverable reserves (C1 + C2), i.e. maximum 6,154.05 thousand t.

         17.3. The oil and gas production levels in 1999 and the years to follow shall be adjusted in additional agreements with the Committee for Oil, Gas and Natural Resources of the Administration of the Khanty-Mansiysk Autonomous Area before November 1 of each year preceding the planned year, based on the CCD protocols.

         Such additional agreements for oil and gas production levels shall be submitted to Khantymansiyskgeolcom to be kept in the license file.

         17.4. Upon receipt of a new Program, oil production levels for the entire period of the field development shall be subject to revision.

                        ARTICLE 18. ACCOUNTING AND AUDIT

         18.1. All mineral deposits extracted in the Licensed Area shall be recorded by the license holder and reflected in the realization account in case of transfer to other entities.

         18.2. For the purposes of this Agreement the Russian statutory principles of accounting and auditing shall be applied.

         18.3. The Authorities shall bear the expenses, costs and risks relating to inspections and audits.

         18.4. OJSC KMNGG shall at its expense provide transportation for inspections of conditions in the Licensed Area.

                           ARTICLE 19. CONFIDENTIALITY

         19.1. All information received or acquired by any Party during its operations shall be deemed confidential. The procedure and conditions of the use of such information and protection shall be specified by the information proprietor pursuant to the Russian Federation Law "On Information, Information Technology and Protection of Information ".

         19.2. Any information, the illegitimate use of which may cause harm to its proprietor, owner, user or other party, shall be protected in the manner specified. The information proprietor may exercise control over compliance with information protection requirements and prohibit or suspend processing of such information in case of non-compliance.

         19.3. Unless otherwise provided for by applicable law, confidentiality provisions contained in this Article shall remain in effect for five (5) years after termination hereof.

                   ARTICLE 20. RESPONSIBILITIES OF THE PARTIES

         20.1. OJSC KMNGG shall bear full responsibility to the Authorities and/or third parties for the consequences of any actions, decisions or omissions of OJSC KMNGG or its employees.

         20.2. OJSC KMNGG shall not be liable for any damage caused by the Authorities or third parties during the term hereof.

         20.3. The Authorities shall bear full responsibility in conformity with Laws of the Russian Federation for their actions and indemnification for misconduct - in a duly lawful manner.

                               ARTICLE 21. WAIVER

         21.1. Any waiver of undertakings by either Party shall be executed in writing and signed by both Parties.

                               ARTICLE 22. NOTICES

         22.1. Any notices, applications, requests etc. required, permitted or given hereunder shall be in writing and shall be deemed to have been duly executed or given if delivered by courier, mail, telegraph, teletype or fax.

         The Parties shall inform each other beforehand in writing of their respective addresses and in a timely manner of any modifications thereof.

         22.2. A notice shall become effective at the time of its receipt or rejection.

                            ARTICLE 23. GOVERNING LAW

         23.1. This Agreement, its provisions and Articles thereof shall be governed, regulated and construed according to the law of the Russian Federation and Acts of the Khanty-Mansiysk Autonomous Area.

                             ARTICLE 24. ARBITRATION

         24.1. The Parties shall take every effort to settle all disputes which may in connection with the performance of this Agreement during its term or thereafter by means of amicable negotiations.

         24.2. If the Parties fail to settle a dispute referred to in Article
24.1 above within ninety (90) day of a written notification thereof by either Party, either Party may give the other Party a ninety (90) days notice of its intention to submit the matter for final settlement by arbitration in the manner provided for by applicable Russian law.

                            ARTCILE 25. MISCELLANEOUS

         25.1. The headings of the Agreement are used solely for convenience and shall not affect its construction or interpretation.

         25.2. Any amendments, corrections, additions or repeals of any provisions of this Agreement can be made only by writing signed by both Parties.

         25.3. The Authorities shall timely provide OJSC KMNGG with all legal, normative and other official documents of the Russian Federation and the Khanty-Mansiysk Autonomous Area or any entities or institutions affecting the realization of the Oil Operations.

         25.4. If any provision hereof shall be held to be invalid, such provisions shall be deemed deleted from this Agreement and remaining provisions shall remain valid and effective provided there is a written consent of the Parties.

                   ARTICLE 26. LEGAL ADDRESSES OF THE PARTIES

         THE MINISTRY OF NATURAL RESOURCES OF THE RUSSIAN FEDERATION:

         4/6 B. Gruzinskaya Str., Moscow 123812, Russian Federation

         THE ADMINISTRATION OF THE KHANTY-MANSIYSK AUTONOMOUS AREA:

         5 Mira Str., Khanty-Mansiysk, Tyumen Region, Khanty-Mansiysk Autonomous Area 626200, Russian Federation

         LEGAL ADDRESS OF OPEN JOINT STOCK COMPANY
KHANTYMANSIYSKNEFTEGAZGEOLOGIA: Gornopravdinsk, Khanty-Mansiysk District, Khanty-Mansiysk Autonomous Area, Tyumen Region

                           ARTICLE 27. EFFECTIVE DATE

This Agreement shall become effective on the date of the License renewal.

For the Russian Federation:                 For Subdivision of the Russian
                                            Federation:
AUTHORIZED REPRESENTATIVE OF THE            GOVERNOR OF THE KHANTY-MANSIYSK
MINISTRY OF NATURAL RESOURCES               AUTONOMOUS AREA
OF THE RUSSIAN FEDERATION,
CHAIRMAN OF THE COMMITTEE
 FOR NATURAL RESOURCES OF THE
KHANTY-MANSI AUTONOMOUS AREA
NADEZHDA ALEXANDROVNA SERGEEVA              ALEXANDER VASILYEVICH FILIPENKO

------------------------------------        ----------------------------------
       (signature)                                       (signature)
     NOVEMBER 13, 1997                                NOVEMBER 17, 1997
     -----------------                                -----------------

Seal: Ministry of Natural Resources         Seal: Administration of the Khanty-
of the Russian Federation                   Mansiysk Autonomous Area, Tyumen
Committee for Natural Resources of          Region
the Khanty-Mansiysk Autonomous Area

                          FOR OPEN JOINT STOCK COMPANY
                         KHANTYMANSIYSKNEFTEGAZGEOLOGIA,
                                  THE LICENSEE:

                                DIRECTOR GENERAL
                           OF OPEN JOINT STOCK COMPANY
                         KHANTYMANSIYSKNEFTEGAZGEOLOGIA
                           ALEXANDER PAVLOVICH PERSHIN

                            -------------------------
                                   (signature)

                               NOVEMBER 12, 1997

                    Seal: Russian Federation, Khanty-Mansiysk
                       OJSC KHANTYMANSIYSKNEFTEGAZGEOLOGIA

                                                                 Addendum No.2
                                                    to License KMN No 00681 NE

                                 TOPOGRAPHIC PLAN
                 OF THE KAMENNOYE (EASTERN PART) LICENSED AREA,
                   THE KRASNOLENINSKI OIL-GAS CONDENSATE FIELD

                                SCALE 1 : 200000

-----------------------------------------------------    -----------------------------
  CHIEF GEOLOGIST OF OJSC
"KHANTYMANSIYSKNEFTEGAZGEOLOGIA"                         V. B. SKOROBOGATOV
-----------------------------------------------------    -----------------------------
-----------------------------------------------------    -----------------------------
CHAIRMAN OF THE COMMITTEE  FOR NATURAL  RESOURCES OF
THE KHANTY-MANSIYSK AUTONOMOUS AREA                      N. A. SERGEEVA
-----------------------------------------------------    -----------------------------
-----------------------------------------------------    -----------------------------
CHAIRMAN OF THE  COMMITTEE  FOR OIL, GAS AND MINERAL
RESOURCES OF THE  ADMINISTRATION OF THE KHANTY-MANSIYSK
AUTONOMOUS AREA                                          H. I. ZMANOVSKI
-----------------------------------------------------    -----------------------------

                                                                Addendum No. 3
                                                    To License KMN No 00681 NE

                               Angular Coordinates
                      of the KAMENNOYE area (Eastern Part),
                   the Krasnoleninski oil-gas condensate field

                               Angular coordinates

          Point No.                    Latitude north                  Longitude east
----------------------------- ------------------------------- -----------------------------
              1                           61 12 00"                      67 06 00"
              2                           61 09 00"                      67 06 00"
              3                           61 09 00"                      67 36 00"
              4                           61 18 00"                      67 36 00"
              5                           61 18 00"                      67 42 00"
              6                           61 30 00"                      67 42 00"
              7                           61 30 00"                      67 39 00"
              8                           61 39 00"                      67 39 00"
              9                           61 40 00"                      67 36 00"
             10                           61 42 00"                      67 34 00"
             11                           61 45 00"                      67 35 00"
             12                           61 45 00"                      67 28 00'
        13 (well 599)                   61 41' 51.35"                   67 27' 5.75"
        14 (well 22)                    61 39' 10.18"                  67 26' 40.68"
         15 (well 5)                    61 32' 35.97"                   67 27' 1.22"
        16 (well 62)                    61 27' 21.52"                   67 29' 0.78"
        17 (well 50)                    61 21' 8.32"                   67 29' 52.14"
        18 (well 117)                   61 17' 11.94"                   67 24' 1.95"
        19 (well 143)                   61 14' 1.56"                   67 14' 33.39"
----------------------------- ------------------------------- -----------------------------

         Points 13-19 are included under Direction No. 120 by the Head of Administration of the Khanty-Mansi Autonomous Area dated April 17, 1992.

Director General                                Senior Specialist
of OJSC KMNGG                                   of Khnantymansiyskgeolcom
V.D. Tokarev                                    S.P Yakovleva
(signature)                                     (signature)

Authorized Representative
of the Committee for Natural
Resources of the Khanty-Mansi
Autonomous Area
N.I. Zmanovsky
(signature)

                                                                   Addendum No.4
                                                     to License OII (1) 00681 IY

                                    AGREEMENT
                      on the Concepts of Relations between
                  JSOC Yugraneft and SGE Khantymasiyskgeologia
                during Exploration, Development and Operation
                      of the KAMENNOYE Field, Eastern Part

The City of Khanty-Mansiysk                                    April 29, 1993

                  JSOC "Yugraneft" in the person of Director General V.V. Sidorchev and SGE Khantymansiyskgeologia in the person of Director General V.D. Tokarev acting on the basis of the relevant Articles of Association having exchanged opinions decided to specify the following concepts of relations during exploration, development and operation of the Kamennoye oil field:

         1. The Parties shall share Neocomian productive hydrocarbons strata discovered so far and to be discovered in future as follows:

              JSOC Yugraneft - 50%
              SGE Khantymansiyskgnefegazeologia - 50%

         Jurassic deposits shall be licensed by SGE
Khantymansiysknefetazgeologia.

         This agreement shall apply to both extracted and non-extracted hydrocarbons to the final depletion of the field. The Parties shall hold the title for extracted hydrocarbons according to their shares specified above.

         2. The oil field exploration, development and operation shall be jointly financed by the Parties according to their shares specified in Clause 1 hereof.

         3. The Parties agreed that any modification of funding due to a Party's failure to meet its obligations for financing field development and operation shall result in adequate sharing of extracted hydrocarbons.

         4. SGE Khantymasiyskneftegazgeologia shall hold the license for subsoil use in the eastern Part of the Kamennoye field.

         5. The Parties agreed that upon the execution hereof they shall refrain from uncoordinated actions relating to the subject of this Agreement which may cause harm to any Party hereof.

         6. The Agreement shall form an integral part of the License for Subsoil use and become effective upon its signing and may be amended by mutual consent of the Parties.

Director  General of Joint  Stock Oil       Director    General      of
Company Yugraneft                           Khantymasniyskneftegazgeologia
(signature)                                 (signature)
Round Seal                                  Round Seal